	A	C
Share Class & Ticker:	PTFAX	PTRCX

Summary Prospectus	July 31, 2010 (as revised as of November 12, 2010)

PIMCO Fundamental Advantage Total Return Strategy Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.allianzinvestors.com/prospectuses. You can also get this information at no cost by calling 1-800-426-0107 or by sending an email request to Orders@MySummaryProspectus.com. The Fund’s prospectus and Statement of Additional Information, both dated July 31, 2010, as supplemented, along with the financial statements included in the Fund’s most recent annual report to shareholders dated March 31, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks maximum total return, consistent with prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by Allianz Funds, Allianz Multi-Strategy Funds, PIMCO Equity Series and PIMCO Funds. Effective April 11, 2011, purchases of the funds offered by Allianz Funds and Allianz Multi-Strategy Funds will no longer be eligible to qualify for sales charge discounts. More information about these and other discounts is available in the “Classes of Shares—Class A, B, C and R Shares” section on page 115 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses(1)	0.01%	0.02%
Total Annual Fund Operating Expenses(2)	1.30%	2.06%

(1)	“Other Expenses” reflect interest expense. Interest expense results from the Fund’s use of certain investments such as reverse repurchase agreements. Such expense is required to be treated as a Fund expense for accounting purposes and is not payable to PIMCO. Any interest expense amount will vary based on the Fund’s use of those investments as an investment strategy best suited to seek the objective of the Fund.

(2)	Total Annual Fund Operating Expenses excluding interest expense is 1.29% and 2.04% for Class A and Class C, respectively.

Example The Example is intended to help you compare the cost of investing in Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class A	$502	$772	$1,061	$1,884
Class C	$309	$646	$1,108	$2,390

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$502	$772	$1,061	$1,884
Class C	$209	$646	$1,108	$2,390

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 301% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index (the “S&P 500”), backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Enhanced RAFI® 1000 and the S&P 500 are further described below. The Fund’s strategy with respect to maintaining long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 can be characterized as “market neutral” because it seeks to maintain a low correlation to the fluctuation of the U.S. equity market as a whole while returning the relative appreciation (or depreciation) of Enhanced RAFI® 1000 over the S&P 500.

Enhanced RAFI® 1000 is a performance recalibrated version of the FTSE RAFI® 1000 Index, which is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value. Unlike other indexes, which are frequently comprised of stocks

PIMCO Fundamental Advantage Total Return Strategy Fund

weighted according to their market capitalization, Enhanced RAFI® 1000 is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years), and may incorporate additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices. Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Enhanced RAFI® 1000 seeks to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The S&P 500 is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to maintain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 even when Enhanced RAFI® 1000 is underperforming relative to the S&P 500.

The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500. The Fund typically will seek to simultaneously gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500, each in an amount, under normal circumstances, approximately equal to the Fund’s net assets. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the price appreciation (or depreciation) on the S&P 500 and certain transaction costs. While the Fund will, under normal circumstances, seek to maintain approximately equal value exposure in its long positions in Enhanced RAFI® 1000 and short positions in the S&P 500 in an effort to offset the effects on the Fund’s performance of general stock market movements, Pacific Investment Management Company LLC (“PIMCO”) may increase or decrease the Fund’s long exposure to Enhanced RAFI® 1000 or the Fund’s short exposure to the S&P 500 when PIMCO deems it appropriate to do so. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or when PIMCO otherwise deems it appropriate to do so, the Fund may invest in, or take short positions in, other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000 relative to the S&P 500. The Fund also may invest in exchange traded funds.

The values of derivatives based on Enhanced RAFI® 1000 and the S&P 500 should closely track changes in the value of Enhanced RAFI® 1000 and the S&P 500. However, these derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund’s assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2010, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and other restrictions described in the Fund’s Prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

It is possible to lose money on an investment in the Fund. Although the Fund seeks to protect against equity market risk arising from its long exposure to Enhanced RAFI® 1000 by maintaining short exposure to the S&P 500, under certain conditions, generally in a market where Enhanced RAFI® 1000 underperforms relative to the S&P 500 and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Summary Prospectus

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The performance information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Class A shares, but does not reflect the impact of sales charges (loads). If it did, returns would be lower than those shown. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund’s benchmark index is the 3 Month USD LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. Lipper Equity Market-Neutral Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that employ portfolio strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/daily_All_A.jsp, and quarterly updates at http://www.allianzinvestors.com/mutualFunds/priceAndPerformance/quarterly_All_A.jsp.

Calendar Year Total Returns — Class A*

*	The year-to date return as of June 30, 2010 is 7.42%. For the periods shown in the bar chart, the highest quarterly return was 11.24% in the second quarter of 2009, and the lowest quarterly return was -4.18% in the first quarter of 2009.

PIMCO Fundamental Advantage Total Return Strategy Fund

Average Annual Total Returns (for periods ended 12/31/09)	1 Year	Fund Inception (2/29/08)
Class A Return Before Taxes	11.44%	6.26%
Class A Return After Taxes on Distributions(1)	5.95%	-1.38%
Class A Return After Taxes on Distributions and Sale of Fund Shares(1)	8.14%	3.17%
Class C Return Before Taxes	14.28%	8.19%
3 Month USD LIBOR Index (reflects no deductions for fees, expenses or taxes)	0.89%	1.98%
Lipper Equity Market—Neutral Funds Average (reflects no deductions for sales charges or taxes)	4.22%	-1.44%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other classes will vary.

INVESTMENT ADVISER/PORTFOLIO MANAGER

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Fund since February 2008.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Distributor.

■

The minimum initial investment for Class A and Class C shares of the Fund is $1,000 and $50 for each minimum subsequent investment, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. You may purchase or sell (redeem) all or part of your Fund shares through a broker, dealer, or other financial intermediary, or directly from the Trust by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) as further described in the Fund’s prospectus. The Distributor reserves the right to require payment by wire or U.S. Bank check.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Class A or Class C shares of the Fund and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Summary Prospectus

This page was intentionally left blank.

PIMCO Fundamental Advantage Total Return Strategy Fund

This page was intentionally left blank.

Summary Prospectus

This page was intentionally left blank.

AZ926SP_111210